UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2008

SMITHFIELD FOODS, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street Smithfield, Virginia		23430
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (757) 365-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Merger of Groupe Smithfield and Campofrío

On June 30, 2008, Groupe Smithfield Holdings, S.L. (“Groupe Smithfield”), a 50/50 joint venture between Smithfield Foods, Inc., a Virginia corporation (the “Company”), and funds controlled by Oaktree Capital Management LLC (the “Oaktree Funds”), agreed to merge (the “Merger”) with Campofrío Alimentacíon, S.A., a company organized and existing under the laws of Spain (“Campofrío”). Under the terms of the Merger, Campofrío, a publicly-traded company on the Spanish Stock Exchange, will issue shares to the Company and the Oaktree Funds in exchange for all of the membership interests in Groupe Smithfield. The Company, which currently controls approximately 24% of the outstanding shares of Campofrío, will control approximately 36% of the outstanding shares of the combined company after giving effect to the merger. Following the Merger, Campofrío will have a nine member board of directors that will include two representatives of the Company and two representatives of the Oaktree Funds.

In connection with the Merger, the Company will agree that for a period of three years it will not (i) be entitled to exercise voting rights with respect to more than 30% of the outstanding shares of Campofrío, (ii) appoint more than one-half of the directors of Campofrío or (iii) acquire any additional shares of Campofrío. Following the three-year period, the Company will continue to be prohibited from appointing more than one-half of the directors of Campofrío or acquiring additional shares of Campofrío unless it offers to acquire all of the outstanding shares of Campofrío at a fair price determined in accordance with applicable Spanish law. The above restrictions and obligations are subject to limited exceptions. The Company will also agree not to pursue any opportunity to acquire, finance or otherwise invest in any processed meats business within the member countries of the European Union, other than Poland and Romania, unless it has first offered such opportunity to Campofrío.

The Merger is subject to the approval of the stockholders of Campofrío and to customary closing conditions and regulatory approvals, including the grant of a takeover bid exemption by the Spanish securities regulator, CNMV. The Company expects the Merger to close in the Company’s third fiscal quarter. After the merger, the Company would continue to account for its investment in Campofrío under the equity method of accounting.

Amendments of the U.S. Credit Facility and Euro Credit Facility

As previously reported, the Company executed amendments (the “Amendments”) to its $1.3 billion secured revolving credit facility (the “U.S. Credit Facility”) and its €300,000,000 secured revolving credit facility (the “Euro Credit Facility”) on June 25, 2008 and June 26, 2008, respectively. The Amendments reduce the interest ratio coverage covenants from 3.0 to 1 to 2.0 to 1 under the U.S Credit Facility and the Euro Credit Facility until the end of the Company’s fiscal 2009.

The foregoing description of the Amendments is not complete and is qualified in its entirety by references to the amendment to the U.S Credit Facility and the amendment to the Euro Credit Facility, which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit 4.1	Second Amendment dated June 25, 2008 to Revolving Credit Agreement dated as of August 19, 2005 among the Company, the Subsidiary Guarantors from time to time party thereto, the lenders from time to time party thereto, Calyon New York Branch, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank International,” New York Branch and SunTrust Bank, as co-documentation agents, Citicorp USA, Inc., as syndication agent and JPMorgan Chase Bank, N.A., as administrative agent, relating to a $1,300,000,000 secured revolving credit facility, as amended.

Exhibit 4.2	Amendment dated June 26, 2008 to Multicurrency Revolving Facility Agreement dated August 22, 2006 between Smithfield Foods, Inc., Smithfield Capital Europe BV, the subsidiary guarantors party thereto, the lenders party thereto, BNP Paribas and Société Générale Corporate & Investment Banking as lead arrangers, and Société Générale as facility agent and security agent relating to a €300,000,000 secured revolving credit facility.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this report are forward-looking as defined by the Private Securities Litigation Reform Act of 1995. These include statements as to the expected timing, completion and effects of the proposed Merger. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made as well as predictions as to future facts and conditions the accurate prediction of which may be difficult and involve the assessment of events beyond the control of the Company. Due to known and unknown risks, actual results may differ materially from expectations or projections. The Company does not undertake any obligations to update any forward-looking statement, whether written or oral, relating to matters discussed in this report.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the parties may be unable to obtain stockholder, governmental and regulatory approvals required for the Merger; required governmental or regulatory approvals may delay the Merger or result in the imposition of conditions that could cause the parties to abandon the Merger; the parties may be unable to complete the Merger because, among other reasons, conditions to the closing of the Merger may not be satisfied or waived; or other factors that may be referred to in the Company’s reports filed with or furnished to the Securities and Exchange Commission from time to time. There can be no assurance that other factors not currently anticipated by the Company will not materially and adversely affect future events. Viewers of this report are cautioned to consider these risks and uncertainties and not to place undue reliance on the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: June 30, 2008	/s/ Michael H. Cole
Michael H. Cole
Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit 4.1	Second Amendment dated June 25, 2008 to Revolving Credit Agreement dated as of August 19, 2005 among the Company, the Subsidiary Guarantors from time to time party thereto, the lenders from time to time party thereto, Calyon New York Branch, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank International,” New York Branch and SunTrust Bank, as co-documentation agents, Citicorp USA, Inc., as syndication agent and JPMorgan Chase Bank, N.A., as administrative agent, relating to a $1,300,000,000 secured revolving credit facility, as amended.

Exhibit 4.2	Amendment dated June 26, 2008 to Multicurrency Revolving Facility Agreement dated August 22, 2006 between Smithfield Foods, Inc., Smithfield Capital Europe BV, the subsidiary guarantors party thereto, the lenders party thereto, BNP Paribas and Société Générale Corporate & Investment Banking as lead arrangers, and Société Générale as facility agent and security agent relating to a €300,000,000 secured revolving credit facility.